UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2024

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan	49022-2692
(Address of principal executive offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange and New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported by Whirlpool Corporation (the “Company”) in its Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 4, 2024, the Executive Vice President and Chief Legal Officer role held by Ava A. Harter was eliminated March 1, 2024 as a result of a global corporate reorganization. As a result, Ms. Harter’s employment with the Company terminated on March 8, 2024.

In connection with Ms. Harter’s transition from the Company, on March 7, 2024, Ms. Harter and the Company entered into a Waiver and Release Agreement (the “Harter Agreement”). Under the terms of the Harter Agreement, Ms. Harter will receive a payment equal to $2,931,874, payable in two installments in March 2024 and March 2025, subject to Ms. Harter’s compliance with the Harter Agreement. In addition, Ms. Harter will be eligible to receive transition consulting benefits of $93,360 and $32,000 for COBRA/health insurance. In exchange for these benefits, Ms. Harter entered into a customary release of claims with the Company and agreed to customary restrictive covenants for 24 months following her separation from the Company. The above description of the Harter Agreement is not complete and is qualified in its entirety by reference to the full text of the Harter Agreement, which is filed as Exhibit 10.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

Exhibit 10.1	Waiver and Release Agreement executed March 7, 2024 by and between the Company and Ava Harter

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Website Disclosure

We routinely post important information for investors on our website, whirlpoolcorp.com, in the “Investors” section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

By:	/s/ Bridget K. Quinn
Name:	Bridget K. Quinn
Title:	Deputy General Counsel and Corporate Secretary
Date:	March 8, 2024